                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                   ________________________________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                     20-Nov-97

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of February 28, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities, (Series 1997-1)

                            TMS Auto Holdings, Inc.
-------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


       Delaware
       New Jersey                    333-14075-02               91-181-5414
       ----------                    ------------               -----------

       State or other                (Commission               (IRS Employer
       jurisdiction of               File Number)                ID Number)
       incorporation)


       2840  Morris  Avenue,     Union,  New  Jersey                    07083
       ----------------------------------------------------------------------
       (Address of principal executive officer)


       Registrant's Telephone Number,
       including area code:                                    908-686-2000
                                                               --------------


                                      n/a
       ----------------------------------------------------------------------
       (Former name or former address, if changed since last report)

       Item 5          Other Events
                       ------------

Attached herein as Annex A is a copy of the Monthly Statement sent to the
Noteholders and Certificateholders for the remittance date of:     20-Nov-97


       Item 7          Financial Statements and Exhibits
                       ---------------------------------

       The quarterly financial statement for the period ended September
30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE MONEY STORE AUTO TRUST
                                        ASSET BACKED SECURITIES, 1997-I


                                        By /s/ James K. Ransom
                                        --------------------------------
                                           James K. Ransom
                                           Vice President


Dated:   11/30/97

                       THE MONEY STORE AUTO TRUST 1997-1
                      6.83%  Asset  Backed  Certificates
                          Certificateholder Statement

      IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING
      AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
      TO SERIES 1997 - 1 FOR THE NOVEMBER 13, 1997 DETERMINATION DATE

        DISTRIBUTION DATE    11/20/97    MONTHLY PERIOD     OCT-97

A. Information Regarding the Current Monthly Distribution :

   I.    CERTIFICATES

            (a)  The aggregate amount of the distribution to
                 Certificateholders                                                 14,798.33

            (b)  The amount of the distribution set forth in  A. 1. (a)
                 above in respect of interest on the Certificates                   14,798.33     5.8(ii)

            (c)  The amount of the distribution set forth in  A. 1. (a)
                 above in respect of principal on the Certificates                       0.00     5.8(i)

            (d)  The amount of the distribution in A.1. (a) payable
                 pursuant to a claim on the Certificate Policy                           0.00     5.8(iii)

            (e)  The remaining outstanding balance available to
                 be drawn under the Certificate Policy                              14,798.33     5.8(iii)

            (f)  The amount of the distribution set forth in paragraph
                 A.1. (a) above per $1,000 interest in the Certificates             5.6916654

            (g)  The amount of the distribution set forth in paragraph
                 A.1. (b) above per $1,000 interest in the Certificates             5.6916654

            (h)  The amount of the distribution set forth in paragraph
                 A.1. (c) above per $1,000 interest in the Certificates             0.0000000

            (i)  The amount of the distribution set forth in paragraph
                 A.1. (d) above per $1,000 interest in the Certificates             0.0000000


B. Information Regarding the Performance of the Trust :

   I.    POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

            (a)  The Pool Balance as of the close of business
                 on the last day of the Monthly Period                          101,194,013.77    5.8(iv)

            (b)  The Certificate Principal Balance after giving effect to payments allocated to principal as set forth in
                 Paragraph A.1. (c)                                              2,600,000.00     5.8(v)


            (c)  The Certificate Factor after giving affect to the payments
                 set forth in paragraph A.1. (c)                                    1.0000000

            (d)  The amount of aggregate Realized Losses for the
                 second preceding Month Period                                   2,235,984.48

            (e)  The aggregate Purchase Amount for all Receivables that
                 were repurchased in the Monthly Period                                  0.00

2.    SERVICING FEE

         (a)  The aggregate amount of the Servicing Fee paid to the
                 Servicer with respect to the preceding Monthly Period                      0.00


3.    PAYMENT SHORTFALLS

         (a)  The amount of the Certificateholders' Interest Carryover
                 Shortfall after giving effect to the payments set forth in
                 Paragraph A. 1. (b) above                                                  0.00
         (b)  The amount of the Certificateholder's Interest Carryover
                 Shortfall set forth in paragraph B.3. (a) above per $1,000
                 interest with respect to the Certificate:                             0.0000000
         (c)  The amount of the Certificateholders' Principal Carryover
                Shortfall after giving effect to the payments set forth in
                Paragraph A.1. (b) above                                                    0.00
         (d)  The amount of the Certificateholders' Principal Carryover Shortfall
                set forth in paragraph B.3. (a) above per $1,000 interest with
                respect to the Certificate:                                                 0.00

4.  TRANSFER OF SUBSEQUENT RECEIVABLES

         (a)  Aggregate amount on deposit in the Prefunding Account on such Distribution Date after giving effect to all withdrawals
                therefrom on such Distribution Date                                         0.00

         (b)  Aggregate amount on deposit in the Capitalized Interest Account on such Distribution Date after giving effect to all withdrawals
                therefrom on such Distribution Date                                         0.00

         (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all
                withdrawals therefrom on such Distribution Date                             0.00

         (d)  The amount set forth in paragraph B.4. (a) per $1,000 interest in
                 the Certificates:                                                     0.0000000

         (e)  The amount set forth in paragraph B.4. (b) to be distributed to
               Certificateholders per $1,000 interest in the Certificates:             0.0000000

         (f)  The amount set forth in paragraph B.4. (c) to be distributed to
               Certificateholders per $1,000 interest in the Certificates:             0.0000000

        5(a)  The aggregate amount of collections by the Servicer during the
                preceding Monthly Period                                            4,529,710.03

         (b)  The aggregate amount which was received by the Trust from the
                 Servicer during the preceding Monthly Period                       4,681,624.62

         (c)  The aggregate amount of reimbursements to the Security
                Insurer during the preceding Monthly Period                                 0.00

         (d)  The amount of Receivables that are delinquent for over:
                 30 days                                                            8,789,331.02
                 60 days                                                            3,548,845.53
                 90 days                                                            1,129,199.15

                                      (2)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying
Certificateholder Statement.


         THE  MONEY  STORE  AUTO  FINANCE  INC.






         BY: /s/ Harry Puglisi
            ------------------
            HARRY PUGLISI
            TREASURER

                       THE MONEY STORE AUTO TRUST 1997-1
                Class A-1  6.19% Money Store Asset Backed Notes
                      Class A-2 6.64% Asset Backed Notes

           IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED
         AS  OF  FEBRUARY 28, 1997, THE MONEY STORE AUTO FINANCE INC.
                 REPORTS THE FOLLOWING INFORMATION PERTAINING
        TO SERIES 1997 - 1 FOR THE NOVEMBER 13, 1997 DETERMINATION DATE

     DISTRIBUTION DATE     11/20/97      MONTHLY PERIOD                  OCT-97

A.       Information Regarding the Current Monthly Distribution :

         I.    NOTES

                  (a)  The aggregate amount of the distribution with respect to:
                           Class A-1 Notes                                                   4,463,940.61
                           Class A-2 Notes                                                     201,413.33


                  (b)  The amount of the distribution set forth in paragraph A. 1. (a)
                         above in respect of interest on:
                           Class A-1 Notes                                                     342,079.39          5.8(ii)
                           Class A-2 Notes                                                     201,413.33


                  (c)  The amount of the distribution set forth in paragraph A. 1. (a)
                         above in respect of principal of:
                           Class A-1 Notes                                                   4,121,861.22          5.8(i)
                           Class A-2 Notes                                                           0.00


                  (d)  The amount of the distribution in A. 1. (a) payable pursuant to a claim on the Note Policy with respect to:
                           Class A-1 Notes                                                           0.00          5.8(iii)
                           Class A-2 Notes                                                           0.00


                  (e)  The remaining outstanding balance available to be drawn
                         under the Note Policy                                               4,665,353.94          5.8(iii)

                  (f)  The amount of the distribution set forth in paragraph A. 1. (a)
                        above per $1,000 interest in:
                           Class A-1 Notes                                                     49.0542924
                           Class A-2 Notes                                                      5.5333332


                  (g)  The amount of the distribution set forth in paragraph A. 1. (b)
                         above per $1,000 interest in:
                           Class A-1 Notes                                                      3.7591142
                           Class A-2 Notes                                                      5.5333332


                  (h)  The amount of the distribution set forth in paragraph A. 1. (c)
                         above per $1,000 interest in:
                           Class A-1 Notes                                                     45.2951782
                           Class A-2 Notes                                                      0.0000000


                  (i)  The amount of the distribution set forth in  paragraph A. 1. (d)
                        above per $1,000 interest in:
                           Class A-1 Notes                                                      0.0000000
                           Class A-2 Notes                                                      0.0000000



                  (j)  Prior to the Parity Date, from the Available Funds, to the Note
                        Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:
                           Class A-1 Notes                                                           0.00
                           Class A-2 Notes                                                           0.00


                  (k)  The amount of the distribution set forth in paragraph A. 1. (j)
                         above per $1,000 interest in:
                           Class A-1 Notes                                                      0.0000000
                           Class A-2 Notes                                                      0.0000000

B.       Information Regarding the Performance of the Trust :

         1.    POOL BALANCE AND NOTE PRINCIPAL BALANCE

                  (a)  The Pool Balance at the close of business
                          on the last day of the Monthly Period                               101,194,013.77          5.8(iv)

                  (b)  The aggregate outstanding principal amount of each
                         Class of Notes after giving effect to payments allocated
                         to principal as set forth in Paragraph A.1 (c) and (j) above with respect to:
                           Class A-1 Notes                                                     62,194,013.77          5.8(v)
                           Class A-2 Notes                                                     36,400,000.00


                  (c)  The Note Pool Factor for each Class of Notes after
                         giving effect to the payments set forth in paragraph
                         A.1 (c) with respect to:
                           Class A-1 Notes                                                         0.6834507
                           Class A-2 Notes                                                         1.0000000


                  (d)  The amount of aggregate Realized Losses for the
                         second preceding Monthly Period                                        2,235,984.48          5.8(viii)

                  (e)  The aggregate Purchase Amount for all Receivables
                         that were repurchased in the Monthly Period                                    0.00          5.8(ix)

         2.    SERVICING FEE

                  (a)  The aggregate amount of the Servicing Fee paid to the
                         Servicer with respect to the preceding Monthly Peri                            0.00          5.8(vi)

         3.    PAYMENT SHORTFALLS

                  (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                         A. 1. (b) above with respect to:
                           Class A-1 Notes                                                              0.00          5.8(vii)
                           Class A-2 Notes                                                              0.00


                  (b)  The amount of the Noteholders' Interest  Carryover  Shortfall set forth in paragraph B.3. (a) above per  $1,000 interest with respect to:
                           Class A-1 Notes                                                         0.0000000
                           Class A-2 Notes                                                         0.0000000


                  (c)  The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                         A. 1. (b) above with respect to:
                           Class A-1 Notes                                                              0.00          5.8(vii)
                           Class A-2 Notes                                                              0.00


                  (d)  The amount of the Noteholders' Principal Carryover Shortfall set forth in Paragraph B.3. (a) above per $1,000 interest
                         with respect to:
                           Class A-1 Notes                                                         0.0000000
                           Class A-2 Notes                                                         0.0000000

4.    Transfer of Subsequent Receivables

         (a)  Aggregate amount on deposit in the Pre-Funding
                Account on such Distribution Date after giving effect
                to all withdrawals therefrom on such Distribution Date                      0.00          5.8(x)

         (b)  Aggregate amount on deposit in the Capitalized
                Interest Account on such Distribution Date after giving
                effect to all withdrawals therefrom on such Distribution
                Date                                                                        0.00          5.8(x)

         (c)  Aggregate amount on deposit in the Pre-Funding
                Account on the final Subsequent Transfer Date after
                giving effect to all withdrawals therefrom on such
                Distribution Date                                                           0.00          5.8(xi)

         (d)  the amount set forth in paragraph B.4 (a) per $1,000
                interest in:
                  Class A-1 Notes                                                      0.0000000
                  Class A-2 Notes                                                      0.0000000


         (e)  the amount set forth in paragraph B.4 (b) to be distributed to Noteholders per $1,000 interest in:
                  Class A-1 Notes                                                      0.0000000
                  Class A-2 Notes                                                      0.0000000


         (f)  the amount set forth in paragraph B.4 (c) to be distributed to Noteholders per $1,000 interest in:
                  Class A-1 Notes                                                      0.0000000
                  Class A-2 Notes                                                      0.0000000


         (g)   The Amount withdrawn from the Pre-Fund Account and transferred to the Collection Account (included in paragraph A .1 (c)):
                  Class A-1 Notes                                                           0.00          5.8(xi)

         (h)  the amount set forth in paragraph B.4 (g) to be distributed to Noteholders per $1,000 interest in:
                  Class A-1 Notes                                                      0.0000000


5.       (a)  The aggregate amount of collections by the Servicer
                during the preceding Monthly Period                                 4,529,710.03          5.8(xii)

         (b)  The aggregate amount which was received by the
                Trust from the Servicer during the preceding Monthly
                Period                                                              4,681,624.62          5.8(xiii)

         (c)  The aggregate amount of reimbursements to the
                Security Insurer during the preceding Monthly
                Period                                                                      0.00          5.8(xiv)

         (d)  The amount of Receivables that are delinquent for
                over:
                       30 days                                                      8,789,331.02          5.8(xv)
                       60 days                                                      3,548,845.53
                       90 days                                                      1,129,199.15

6.       Other Information                                                                                     10.3
         Weighted Average Coupon (WAC)                                                    19.140%

         Weighted Average Remaining Terms (WARM)                                           46.92

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Noteholder Statement.


         THE MONEY STORE AUTO FINANCE INC.


         BY: \s\ Harry Puglisi
            ------------------
            HARRY PUGLISI
            TREASURER